UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:	January 19, 2006
(Date of earliest event reported):	January 17, 2006
Commission File No. 0-10587

Fulton Financial Corporation

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania	17602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-291-2411

Former name or former address, if changed since last Report: N/A

     Check the  appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       Written communications pursuant to Rule 425 under the Securities Act

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

ITEM 2.02 - Results of Operations and Financial Condition

ITEM 9.01 - Financial Statements and Exhibits

SIGNATURE

* EXHIBIT 99.1 - Earnings Release dated January 17, 2006.

* EXHIBIT 99.2 - Supplemental financial information for the quarter and year ended December 31, 2005.

* Incorporated by reference from the Current Report on Form 8-K dated on January 17, 2006.  By incorporating by reference herein, these documents are considered “filed” under the Securities Exchange Act of 1934, as amended.

Items 2.02 and 9.01 of the Current Report on Form 8-K dated January 17, 2006 are hereby amended and restated as follows:

Item 2.02 - Results of Operations and Financial Condition

On January 17, 2006 Fulton Financial Corporation announced its results of operations for the fourth quarter ended December 31, 2005. A copy of the earnings release is attached as Exhibit 99.1 to this Form 8-K/A.  Supplemental financial information included with the earnings release is attached as Exhibit 99.2 to this report.   The information provided pursuant to this Item 2.02 is to be considered “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01 - Financial Statements and Exhibits

(c) Exhibits

The exhibits listed below are to be considered “filed” under the Securities Exchange Act of 1934, as amended.

Exhibit No.

Description

*99.1	Earnings Release dated January 17, 2006.
*99.2	Supplemental financial information for the quarter and year ended December 31, 2005

* Incorporation by reference from the Current Report on Form 8-K dated January 17, 2006.  By incorporating by reference herein, these documents are considered “filed” under the Securities Exchange act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 19, 2006	FULTON FINANCIAL CORPORATION By: /s/ Charles J. Nugent
Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

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